Exhibit 99.2

 Westrock   Q3 fy22 results  August 4, 2022

 Forward Looking Statements:  This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to the statements on the slides entitled “Transformation Update”, “Pricing and Mix Management Outpacing Inflation Year-over-Year”, “WestRock to Acquire Remaining Interest in Grupo Gondi”, “Strategic Fit with Strong Growth Potential”, “Q4 FY22 Guidance”, “Additional Guidance”, and “Key Commodity Annual Consumption Volumes” that give guidance or estimates for future periods.  Forward-looking statements are based on our current expectations, beliefs, plans or forecasts and are typically identified by words or phrases such as "may," "will," "could," "should," "would," "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "target," "prospects," "potential" and "forecast," and other words, terms and phrases of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. A forward-looking statement is not a guarantee of future performance, and actual results could differ materially from those contained in the forward-looking statement.   Forward-looking statements are subject to a number of assumptions, risks and uncertainties, such as developments related to the COVID-19 pandemic, including the severity, magnitude and duration of the pandemic, negative global economic conditions arising from the pandemic, impacts of governments' responses to the pandemic on operations, and impacts of the pandemic on commercial activity, customer and consumer preferences and demand; supply chain disruptions; disruptions in the credit or financial markets; results and impacts of acquisitions, including timing and operational and financial effects from our recently announced acquisition of Grupo Gondi; economic, competitive and market conditions generally, including the impact of inflation and increases in energy, raw materials, shipping, labor and capital equipment costs; reduced supply of raw materials; our ability to successfully identify and make performance and productivity improvements and risks associated with completing strategic projects on the anticipated timelines and realizing anticipated financial improvements; adverse legal, reputational and financial effects resulting from cyber incidents and the effectiveness of business continuity plans during a ransomware or other cyber incident; fluctuations in selling prices and volumes; intense competition; the potential loss of certain customers; the scope, costs, timing and impact of any restructuring of our operations and corporate and tax structure; the occurrence of severe weather or a natural disaster or other unanticipated problems, such as labor difficulties, equipment failure or unscheduled maintenance and repair; our desire or ability to continue to repurchase company stock; and the scope, timing and outcome of any litigation, claims or other proceedings or dispute resolutions and the impact of any such litigation. Such risks and other factors that may impact management's assumptions are more particularly described in our filings with the Securities and Exchange Commission, including in Part I, Item 1A “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended September 30, 2021. The information contained herein speaks as of the date hereof, and we do not have or undertake any obligation to update or revise our forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by law.  Non-GAAP Financial Measures and other matters:  We report our financial results in accordance with accounting principles generally accepted in the United States (“GAAP”). However, management believes certain non-GAAP financial measures provide users with additional meaningful financial information that should be considered when assessing our ongoing performance. Management also uses these non-GAAP financial measures in making financial, operating and planning decisions and in evaluating our performance. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, our GAAP results. The non-GAAP financial measures we present may differ from similarly captioned measures presented by other companies. For additional information, see the Appendix.  This presentation shall not be considered to be part of any solicitation of an offer to buy or sell the Company’s securities. This presentation also may not include all of the information regarding the Company that you may need to make an investment decision regarding the Company’s securities. Any investment decision should be made on the basis of the total mix of information regarding the Company that is publicly available as of the date of the investment decision.   Cautionary Language  2

# Q3 FY22 KEY HIGHLIGHTS

- Sales and earnings growth in Q3 FY22
  - Net sales of $5.5 billion, up 15% year-over-year
  - Consolidated Adjusted EBITDA[1] of $1.006 billion, up 24% year-over-year
  - Consolidated Adjusted EBITDA margin[1] of 18.2%, up 140 basis points year-over-year
  - Adjusted EPS[1] of $1.54 per share, up 54% year-over-year
  - Generated $628 million of Adjusted Free Cash Flow[1]
- Packaging sales[2] increased 11% and Paper sales increased 24% year-over-year driven by successful implementation of price increases and solid demand
- Continue to advance our transformation initiatives
- Net leverage ratio[1] of 2.13x and $290 million of stock repurchased
  - Repurchased over $700 million of stock in the trailing 12 months ended 6/30/22
  - Remaining authorization to repurchase additional 29 million shares

**STRONG EARNINGS GROWTH IN DYNAMIC ENVIRONMENT**

## CONSOLIDATED ADJUSTED EBITDA[1]

($ in millions)



$670
$641
$811
$878
$680
$854
$1,006
Q1
Q2
Q3
Q4
Q1
Q2
Q3
FY2021
FY2022

## ADJUSTED EBITDA MARGINS

| | Q3 FY22 MARGIN | VS. Q2 FY22 | VS. Q3 FY21 |
|---|---|---|---|
| Corrugated Packaging[3] | 16.8% | +210bps | -80bps |
| Consumer Packaging | 18.5% | +200bps | +230bps |
| Global Paper | 24.8% | +470bps | +440bps |
| Distribution | 5.4% | -230bps | -20bps |
| WestRock[4] | 18.2% | +230bps | +140bps |

1) Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix
2) Corrugated Packaging segment sales (excluding white top trade sales), a non-GAAP financial measure, and Consumer Packaging segment sales
3) Adjusted EBITDA margin (excluding white top trade sales), a non-GAAP financial measure
4) Consolidated Adjusted EBITDA margins.

3

WestRock

 4  Transformation Update  Reduced average North American corrugated mill cost by $4 per ton  Established supply chain pilot; yielding positive results   Modernizing our systems; targeting $200 million in annual savings upon completion  Announced two strategic portfolio actions, Grupo Gondi acquisition and Panama City closure  Reducing costs across $1 billion of indirect spend   Increasing operating efficiency across mill and converting network  Targeting additional actions to reduce SG&A and to drive increased efficiencies  Currently actioning $250 MM of anticipated run rate savings on $1.5 Bn of Total Improvement Opportunity targeted by 2025

 5  Pricing and mix management outpacing inflation Year-over-Year  Q3 FY22 price/mix realization of approximately $750 million year/year; more than $230 million in excess of inflation  Published price increases since 4Q FY20(1):  +$220/ton North America Containerboard  +$350/ton CNK   +$450/ton SBS folding carton grades  +$450/ton SBS plate and cup stock grades  +$420/ton CRB  Key inflation drivers include fiber, labor, freight, energy and chemicals   Year-over-year price/mix and inflation  highlights  Pricing flow-through expected to outpace inflation Into FY23  As of July 15, 2022

# WESTROCK TO ACQUIRE REMAINING INTEREST IN GRUPO GONDI

| | |
|---|---|
| **COMPELLING STRATEGIC COMBINATION** | ▪ Expected to create a leading paper and packaging player in attractive Latin American containerboard and paperboard markets<br>▪ Geographic proximity to U.S. market to enable integration into the WestRock system and strengthen WestRock's position in North America<br>▪ Grupo Gondi solutions to extend WestRock's participation in a diverse set of market segments and geographies and connect to our multinational customers<br>▪ Will better position WestRock to participate in the resurgence of onshoring in the Americas |
| **ATTRACTIVE FINANCIAL PROFILE** | ▪ Purchasing remaining stake for $970 million plus assumed debt - implied enterprise value of $1.763B<br>▪ 2022 estimated EBITDA of $200 million - $210 million(1)<br>▪ $60 million of expected annual synergies by year 3 following the closing<br>▪ Expect to remain within targeted net leverage range of 1.75x-2.25x |
| **TIMELINE** | ▪ Expect to close in quarter ending December 31, 2022 |

1) Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix.

6

WestRock

 Beer and Beverage  Processed Foods  Paper  Produce  Home and Personal Care  7  Regional Synergies…  Strategic fit with strong growth potential  Strategic Highlights  *Includes hybrid plants operating both corrugated and high graphic converting.  14 manufacturing sites with different specialties  4 paper mills  10 converting sites including corrugated plants and high-graphic / consumer plants*  Operating plant  Strong management team with established track record  Serves fast-growing Latin American corrugated and consumer market   Leverages trend towards onshoring  Enhances proximity to multinational customers  Complements existing Corrugated and Consumer Packaging businesses  High-quality, low-cost assets  …and attractive end markets  Pharma  Industrial  Others  E-Commerce  Calendar YTD June 2022

 8  Net sales up 15%  Pricing realization exceeded cost inflation; margins increased 140bps   Higher inflation across energy, freight, labor, fiber and chemicals  Results in Q3 FY22 include insurance recovery of $19 million  Generated $628 million of Adjusted Free Cash Flow, up 13%   Repurchased $290 million in stock in Q3 FY22  Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix.  Q3 Fy22 WestRock Results  Q3 Year-over-year Highlights  Consolidated Adjusted EBITDA ($ in Millions)  THIRD QUARTER  SECOND QUARTER  SECOND QUARTER  $ in millions, EXCEPT PER SHARE ITEMS  FY22  FY21  FY22  Net Sales  $5,520  $4,816  $5,382  Consolidated Adjusted EBITDA(1)  $1,006  $811  $854  % Margin(1)  18.2%  16.8%  15.9%  Capital Expenditures  $215  $202  $181  Adjusted Free Cash Flow(1)  $628  $554  $213  Adjusted Earnings Per Diluted Share(1)  $1.54  $1.00  $1.17  +$195

# Q3 FY22 CORRUGATED PACKAGING RESULTS

| $ IN MILLIONS | THIRD QUARTER FY22 | THIRD QUARTER FY21 | SECOND QUARTER FY22 |
|---|---|---|---|
| Segment Sales[1][2] | $2,299 | $2,070 | $2,232 |
| Adjusted EBITDA | $385 | $364 | $329 |
| % Margin[1][2] | 16.8% | 17.6% | 14.7% |

## ADJUSTED EBITDA ($ IN MILLIONS)



+$21
$364
($35)
$300
($218)
($33)
$7
$385
Q3 FY21
Volume
Price/Mix
Inflation
Operating Costs
FX / Other
Q3 FY22

## Q3 YEAR-OVER-YEAR HIGHLIGHTS

- Segment sales up 11% driven by continued flow-through of previously published price increases
- Lower volumes partially driven by difficult year-over-year comparison
- Strength in Beverage and Bakery offset by softer volumes in Industrial, Distribution and Agriculture
- Higher inflation across energy, freight, labor, fiber and chemicals

9

1) Excludes white top trade sales
2) Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix.

WestRock

 Q3 Year-over-year Highlights  10  Industry leading margins and growth  Segment sales up 12% in the quarter driven by strong price mix and 3.4% organic volume growth  Margin up 230bps as flow-through from previously published pricing outpaces inflation  Higher inflation across energy, freight, labor, fiber and chemicals  Overall market demand strong  Q3 Fy22 consumer packaging Results  Adjusted EBITDA ($ in Millions)  THIRD QUARTER  SECOND QUARTER  SECOND QUARTER  $ in millions  FY22  FY21  FY22  Segment Sales  $1,270  $1,132  $1,251  Adjusted EBITDA  $235  $183  $206  % Margin  18.5%  16.2%  16.5%  +$52

# Q3 FY22 GLOBAL PAPER RESULTS

| | THIRD QUARTER | | SECOND QUARTER |
|---|---|---|---|
| $ IN MILLIONS | FY22 | FY21 | FY22 |
| Segment Sales | $1,610 | $1,299 | $1,538 |
| Adjusted EBITDA | $399 | $265 | $309 |
| % Margin | 24.8% | 20.4% | 20.1% |

## ADJUSTED EBITDA ($ IN MILLIONS)



+$134
$265
$14
$297
($163)
($36)
$22
$399
Q3 FY21
Volume
Price/Mix
Inflation
Operating Costs
FX / Other
Q3 FY22

## Q3 YEAR-OVER-YEAR HIGHLIGHTS

- Segment sales up 24% in the quarter
- Paperboard markets continue to be tight
- Pricing realization remains strong and exceeded cost inflation
- Strong performance of export containerboard and continued ramp up of Tres Barras mill
- Flexibility to navigate supply/demand dynamics

11

WestRock

 Q3 Year-over-year Highlights  12  Segment sales up 11% in the quarter  Strong pricing and lower operating costs benefits largely offset by inflation and volume  Implementing improved pricing processes and inventory management  Q3 Fy22 distribution Results  Adjusted EBITDA ($ in Millions)  THIRD QUARTER  SECOND QUARTER  SECOND QUARTER  $ in millions  FY22  FY21  FY22  Segment Sales  $358  $322  $362  Adjusted EBITDA  $19  $18  $28  % Margin  5.4%  5.6%  7.7%  +$1

 13  Adjusted Free Cash Flow  Q3 Adjusted Free Cash Flow of $628 million  FY22 Adjusted Free Cash Flow expected to be approximately $1.2 billion  Expected 7th straight year of Adjusted Free Cash Flow above $1 billion  Net leverage of 2.13x, within target of 1.75x to 2.25x  Estimated Adjusted FCFYield of 11%(1)(2)  Strong Adjusted Free Cash Flow  Adjusted Free Cash Flow(1)($ in Billions)  Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix.  FY22 Estimated Adjusted Free Cash Flow of $1.2B, 254.3M shares, and share price as of August 2, 2022.  ~

 14  Q4 fy22 guidance  Q4 FY22  Consolidated adjusted EBITDA(1)  Q4 FY22  Adjusted EPS(1)  Non-GAAP Financial Measure. See Non-GAAP Financial Measures in the Appendix.  $900 - $1,000 MILLION  $1.24 - $1.53  Per   Share  Q4 FY22 Sequential Guidance Details  Flow-through of previously published price increases   Higher costs sequentially primarily driven by higher natural gas of $8.25 per MMBtu  Approximately 45K tons of maintenance downtime  OCC cost up $6/ton partially offset by modest improvement in virgin fiber costs  Logistics cost up slightly

 15

 Appendix  16

 Adjusted EBITDA ($ in millions)  Q3 year over year BRIDGES  17  Corrugated packaging  Consumer packaging  distribution  Global paper  +$134  +$52  +$21  +$1

 18  Additional guidance  FY22 Guidance  Q4 FY22  Full Year  Depreciation & Amortization(1)  Approx. $379 million  Approx. $1.48 billion  Net Interest Expense and Interest Income(2)  Approx. $92 million  Approx. $330 million  Effective Adjusted Book Tax Rate(3)  24% - 26%  Approx. 25%  Adjusted Cash Tax Rate(3)  Approx. 22%  Diluted Shares Outstanding  257 million  262 million  Mill Maintenance Downtime Schedule (tons in thousands)  Q1  Q2  Q3  Q4  Full Year  FY22 Maintenance  192  124  46  45  407  FY21 Maintenance  105  65  119  12  301  FY20 Maintenance  146  105  21  102  374  maintenance  FY22 GUIDANCE  Full Year excludes approximately $7 million of accelerated depreciation associated with the Panama City mill closure that will be added back for Adjusted EPS  Full Year excludes approximately $27 million of the MEPP liability adjustment due to interest rates that will be added back for Adjusted EPS  Non-GAAP Financial Measure. See Non-GAAP Financial Measures in the Appendix

## KEY COMMODITY ANNUAL CONSUMPTION VOLUMES

# KEY COMMODITY ANNUAL CONSUMPTION VOLUMES

### APPROX. FY22 ANNUAL CONSUMPTION VOLUMES

| Commodity Category | Volume |
|---|---|
| Recycled Fiber (tons millions) | 5.5 |
| Wood (tons millions) | 33 |
| Natural Gas (MMBtu millions) | 90 |
| Electricity (kwh billions) | 6.2 |
| Polyethylene (lbs millions) | 34 |
| Caustic Soda (tons thousands) | 250 |
| Starch (lbs millions) | 572 |

### SENSITIVITY ANALYSIS

| Category | Increase in Spot Price | Approx. Annual EPS Impact |
|---|---|---|
| Recycled Fiber (tons millions) | +$10.00 / ton | ($0.16) |
| Natural Gas (MMBtu) | +$0.25 / MMBtu | ($0.06) |
| FX Translation Impact | +10% USD Appreciation | ($0.06) |

19

WestRock

20  Shipment Data  Quantities may not sum due to trailing decimals  (1)

 ADJUSTED EARNINGS PER DILUTED SHARE  We use the non-GAAP financial measure “adjusted earnings per diluted share,” also referred to as “adjusted earnings per share” or “Adjusted EPS”, because we believe this measure provides our management, board of directors, investors, potential investors, securities analysts and others with useful information to evaluate our performance since it excludes restructuring and other costs and other specific items that we believe are not indicative of our ongoing operating results. Our management and board of directors use this information to evaluate our performance relative to other periods. We believe the most directly comparable GAAP measure is Earnings per diluted share.  ADJUSTED OPERATING CASH FLOW, ADJUSTED FREE CASH FLOW and adjusted free cash flow yield  We use the non-GAAP financial measures “adjusted operating cash flow”, “adjusted free cash flow” and “adjusted free cash flow yield” because we believe these measures provide our management, board of directors, investors, potential investors, securities analysts and others with useful information to evaluate our performance relative to other periods because they exclude certain cash restructuring and other costs, net of tax that we believe are not indicative of our ongoing operating results. We believe adjusted free cash flow provides greater comparability across periods by excluding capital expenditures. We believe the most directly comparable GAAP measure is net cash provided by operating activities. Adjusted free cash flow yield is computed as adjusted free cash flow divided by market cap as measured by shares outstanding multiplied by our closing share price.   Consolidated Adjusted EBITDA and Consolidated Adjusted EBITDA MARGINS  We use the non-GAAP financial measures “Consolidated Adjusted EBITDA” and “Consolidated Adjusted EBITDA margins”, along with other factors, to evaluate our performance against our peers. We believe that our management, board of directors, investors, potential investors, securities analysts and others use these measures to evaluate our performance relative to our peers. Management believes that the most directly comparable GAAP measure to “Consolidated Adjusted EBITDA” (formerly referred to as Adjusted Segment EBITDA) is “Net income attributable to common stockholders”. It can also be derived by adding together each segment’s “Adjusted EBITDA” plus “Non-allocated expenses”. “Consolidated Adjusted EBITDA Margins” is calculated as “Consolidated Adjusted EBITDA” divided by Net Sales.  LEVERAGE RATIO, NET LEVERAGE RATIO, TOTAL FUNDED DEBT AND ADJUSTED TOTAL FUNDED DEBT  We use the non-GAAP financial measures “leverage ratio” and “net leverage ratio” as measurements of our operating performance and to compare to our publicly disclosed target leverage ratio. We believe our management, board of directors, investors, potential investors, securities analysts and others use each measure to evaluate our available borrowing capacity – in the case of “net leverage ratio”, adjusted for cash and cash equivalents. We define leverage ratio as our Total Funded Debt divided by our credit agreement EBITDA, each of which term is defined in our revolving credit agreement, dated July 7, 2022. As of June 30, 2022, our leverage ratio was 2.22 times. While the leverage ratio under our credit agreement determines the credit spread on our debt, we are not subject to a leverage ratio cap. Our credit agreement is subject to a Debt to Capitalization Ratio, as defined therein. We define “Adjusted Total Funded Debt” as our Total Funded Debt less cash and cash equivalents. Net Leverage Ratio represents Adjusted Total Funded Debt divided by our credit agreement EBITDA. As of June 30, 2022, our net leverage ratio was 2.13 times.   Forward-looking Guidance  We are not providing a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable U.S. GAAP measure because we are unable to predict with reasonable certainty the ultimate outcome of certain significant items without unreasonable effort. These items may include, but are not limited to, merger and acquisition-related expenses, restructuring expenses, asset impairments, litigation settlements, changes to contingent consideration and certain other gains or losses. These items are uncertain, depend on various factors, and could have a material impact on U.S. GAAP reported results for the guidance period. In addition, we have not quantified future amounts to develop our leverage ratio target but have stated our commitment to an investment grade credit profile in order to generally maintain the target. This target does not reflect Company guidance.  Non-GAAP Financial Measures  21

 22  The as reported results for Pre-Tax, Tax, Net of Tax and EPS are equivalent to the line items “Income before income taxes", "Income tax expense“, "Consolidated net income“ and “Earnings per diluted share”, respectively, as reported on the statements of income.  Adjusted Net Income and Adjusted Earnings Per Diluted Share Reconciliation

 23  The as reported results for Pre-Tax, Tax, Net of Tax and EPS are equivalent to the line items “Income before income taxes", "Income tax expense“, "Consolidated net income“ and “Earnings per diluted share”, respectively, as reported on the statements of income.  Adjusted Net Income and Adjusted Earnings Per Diluted Share Reconciliation

 24  The as reported results for Pre-Tax, Tax, Net of Tax and EPS are equivalent to the line items “Income before income taxes", "Income tax expense“, "Consolidated net income“ and “Earnings per diluted share”, respectively, as reported on the statements of income.  Adjusted Net Income and Adjusted Earnings Per Diluted Share Reconciliation

 25  Reconciliation of Net Income to Consolidated Adjusted EBITDA  Schedule adds back expense or subtracts income for certain financial statement and segment footnote items to compute Consolidated Adjusted EBITDA.

 26  RECONCILIATION OF Corrugated Packaging ADJUSTED EBITDA MARGIN

 27  RECONCILIATION OF PACKAGING SALES

 28  Adjusted operating cash flow and adjusted free cash flow reconciliation

 29  TTM Credit Agreement EBITDA  Total Debt, Funded Debt and Leverage Ratio  Additional Permitted Charges primarily include restructuring and other costs, and certain non-cash and other items as allowed under the credit agreement  TTM Credit Agreement EBITDA

 30